Bracketed information omitted and filed separately with the Securities and
                             Exchange Commission
 Confidential TreatmentRequested Under 17 C.F.R. Sections 200.80(b)(4), 200.83
                                 and 240.24b-2

                                                                   EXHIBIT 10.14

                         SPONSORED RESEARCH AGREEMENT

                            BETWEEN OHIO UNIVERSITY
                      EDISON ANIMAL BIOTECHNOLOGY CENTER



                                      AND
                       DRUG DEVELOPMENT INVESTMENT CORP.

                               TABLE OF CONTENTS

1.  Effective Date............................................  1
    --------------

2.  Research Program..........................................  1
    ----------------

3.  Compensation..............................................  2
    ------------

4.  Consultation and Reports..................................  2
    ------------------------

5.  Publicity, Publications and Confidentiality...............  3
    -------------------------------------------

6.  Rights in the Licensed Technology.........................  4
    ---------------------------------

7.  Indemnity.................................................  4
    ---------

8.  Independent Contractor....................................  4
    ----------------------

9.  Term and Termination......................................  4
    --------------------

10. Schedules.................................................  5
    ---------

11. General Provisions........................................  5
    ------------------

SCHEDULES

Schedule A - Scope of Work.................................... 10
             -------------

Schedule B - Compensation and Schedule for Compensation....... 12
             ------------------------------------------

                                      1.

                         SPONSORED RESEARCH AGREEMENT
                         ----------------------------

     This Sponsored Research Agreement (the "Agreement") is made by and between Ohio University, a state chartered university and its Edison Biotechnology Center, a department of Ohio University, currently located at 101 University Research and Technology Center, Athens, Ohio 45701 (hereinafter referred to as 'University'), and Drug Development Investment Corp., a corporation organized and existing under the laws of Texas, having a principal place of business at 570 Penlynn Pike, Bluebell, Pennsylvania (hereinafter referred to as "Sponsor").

     All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in that certain License Agreement, as hereinafter defined.

                                   RECITALS
                                   --------

     WHEREAS, Sponsor and University have contemporaneously entered into that certain Biotechnology Licensing and Transfer Agreement (the 'License Agreement'), pursuant to which University has licensed to Sponsor certain patent and other technology rights collectively referred to therein as Licensed Technology;

     WHEREAS, Sponsor desires that University perform certain research work to develop the Licensed Technology, and is willing to advance funds to sponsor such research for the mutual benefit of the parties; and

     WHEREAS, University is willing to perform such research;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, University and Sponsor agree as follows:

     1.   EFFECTIVE DATE
          --------------

     This Agreement shall be effective commencing as of the Effective Date of the License Agreement.

     2.   RESEARCH PROGRAM
          ----------------

     2.1 University will diligently conduct the Research Program (herein so called) described in Schedule A attached hereto, and will furnish all facilities, time, and personnel that are necessary to carry out the Research Program. The Research Program will be under the direction of John J. Kopchick, or his successor as may be mutually agreed to by the parties hereto (hereinafter referred to as the "Principal Investigator").

     2.2 The Research Program shall be performed beginning on the Effective Date and shall continue during the period expiring on the eighth anniversary of the Effective Date (the "Term"), subject to termination in accordance with
Article 11. Sponsor shall have the option to extend the Research Program by renewing this Agreement for successive periods of one year each following the expiration of the Term and during the pendency of the License Agreement, provided that (i) the obligations of Schedule B shall be current at the time of such renewal, (ii) Sponsor continues to pay the direct costs as provided in
Section 3.1, and (iii) Sponsor shall not then be in Default under the terms of the

                                      1.

License Agreement or this Agreement. References to the Term shall hereafter include a11 applicable extensions thereof. Any such notice of renewal shall be given no later than ninety (90) days prior to the expiration of the then current Term.

     2.3 The Research Program will be designed to carry out University's primary mission of education and the advancement of knowledge. The manner of performance of the Research Program shall be determined by the Principal Investigator, in consultation with University and Sponsor and in conformity with Schedule A. University and its Principal Investigator will conduct the Research Program in a diligent, professional and competent manner designed to maximize the commercial development and potential of the Licensed Technology.

     3.   COMPENSATION
          ------------

     3.1 As consideration for the performance by University of its obligations under this Agreement, Sponsor will pay University [ * ] to maximum expenditure limitations in the amounts provided in Schedule B. All such costs shall be accurately and fully accounted for by University to Sponsor in accordance with generally accepted accounting principles, consistently applied.

     3.2 University shall maintain all Research Program funds in a separate account and shall expend such funds for wages, supplies, equipment, travel, and other operation expenses solely in connection with the Research Program. It is understood that funds for the Research Program which are received and not used in a particular year may be used in a subsequent year during the term (as extended) of this Agreement.

     4.   CONSULTATION AND REPORTS
          ------------------------

     4.1 Sponsor's Designated Representative for consultation and communications with the Principal Investigator shall be John A. Scarlett, M.D., or such other person as Sponsor may from time to time designate in writing to University and the Principal Investigator.

     4.2 During the Term, Sponsor's representatives may consult informally with the Principal Investigator and any other designated representatives of University regarding the Research Program, in person, in writing, and by telephone. Sponsor shall have the right to examine the workproduct of the Research Program, and for such purpose shall have access on a reasonable basis to University's facilities where such work is performed.

     4.3 During the Term the Principal Investigator will make oral reports as reasonably requested by Sponsor's Designated Representative. The Principal Investigator shall submit to Sponsor a written report summarizing the work for each calendar half year of the Term within twenty (20) days after the close of such half year. In addition, the Principal Investigator shall submit a comprehensive and informative annual report within forty-five (45) days following the end of each calendar year during the Term, which report shall contain, without limitation, the following information:

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      2.

          a. A detailed summary of income and direct and indirect costs of the Research Program for the prior year.

          b. A detailed report of the activities undertaken and accomplishments achieved by the University under the Research Program during the prior year.

     4.4 University will keep accurate and complete financial and scientific records relating to the Research Program and will make such records available to Sponsor or its authorized representatives throughout the Term during normal hours upon reasonable notice. University will not discard any research or financial data related to the Research Program without first obtaining Sponsor's express written consent.

     4.5 University shall prepare and submit to Sponsor a pro forma budget for each calendar year during which this Agreement is in effect, commencing with the year in which this Agreement is signed. The initial pro forma budget shall be submitted to Sponsor within thirty (30) days of the Effective Date; and thereafter, the pro forma budget shall be submitted to Sponsor by December 1 of the year prior to the year to which the pro forma budget applies. The parties shall discuss in good faith any adjustments to the budget.

     5.   PUBLICITY, PUBLICATIONS AND CONFIDENTIALITY
          -------------------------------------------

     5.1 Except as required by law or regulation, no press release or any other written statements intended for use in the public media that refer to the Research Program shall be made by University. University shall have the right to acknowledge Sponsor's support of the investigations under this Agreement in scientific or academic publications or presentations, with Sponsor's prior written approval. In any such statements, the parties shall describe the scope and nature of their participation accurately and appropriately, shall make no misleading or inflated representations concerning the technology or any compounds derived therefrom, and shall not compromise any duty of confidentiality concerning the Research Program or the Licensed Technology.

     5.2 The parties agree that it is desirable to avoid loss of commercially valuable trade secrets, know-how and patent rights arising from performance of this Agreement but not yet protected by an issued patent (hereinafter, 'Commercial Information') as a result of premature public disclosure of such information. University and Principal Investigator agree that there will be no publication nor public disclosure related to research performed in the course of this Agreement that would cause the loss of Commercial Information. Therefore, at least sixty (60) days prior to planned submission for publication, University, through the Principal Investigator, will submit to Sponsor for review and comment, all manuscripts and other materials that University, Principal Investigator, and any employees and students of University authorized to perform research under this Agreement may wish to publish or publicly disclose, including but not limited to professional articles and papers, theses, and dissertations. Submissions shall be made in the form proposed for publication. Sponsor shall notify University within sixty (60) days after receipt of such materials whether Sponsor in good faith believes that the proposed publication would disclose Commercial Information, and whether Sponsor desires to file patent applications on any inventions referred to in such materials. Where University and Principal

                                      3.

Investigator, on one hand, and Sponsor, on the other, disagree as to whether publication would disclose Commercial Information, University, Principal Investigator, and Sponsor shall discuss the matter in good faith in a diligent effort to resolve the matter to the parties' mutual satisfaction. No such publication shall occur without Sponsor's prior written consent. Subject to the foregoing provisions and Section 5.3 below University and Principal Investigator shall have the right to publish or otherwise publicly disclose information derived from research performed in the course of this Agreement.

     5.3 In connection with work performed under this Agreement, University and Principal Investigator, and employees and students authorized to perform research under this Agreement, will have access to Confidential Information pertaining to the Licensed Technology and/or the Research Program, including but not limited to Commercial Information and proprietary information that may be provided by Sponsor. All Confidential Information shall be protected in accordance with Section 17 of the License Agreement, the terms of which provision are incorporated by reference herein.

     6.   RIGHTS IN THE LICENSED TECHNOLOGY
          ---------------------------------

     As partial consideration for the payments made by Sponsor hereunder, all Licensed Technology, including without limitation any Patent Rights arising during the Term of this Agreement and within two years thereafter in accordance with section 16(c) of the License Agreement, shall be treated in accordance with the terms of the License Agreement.

     7.   INDEMNITY
          ---------

     Each party shall have the relative rights and duties of indemnity with respect to the Research Program that are set forth in Section 19 of the License Agreement, and the terms Sponsor and University for purposes of this provision shall be deemed to include the trustees, directors, officers, agents, employees, and contractors of the respective parties, as well as the Principal Investigator, provided that the duty of indemnity shall devolve solely upon the Sponsor and University as entities (and not upon such individuals).

     8.   INDEPENDENT CONTRACTOR
          ----------------------

     For purposes of this Agreement and all services to be provided hereunder, each party shall be an independent contractor and not an agent, employee, partner, or joint venture of the other party. Neither party shall have authority to make any representation or commitment or take any action on behalf of or that shall be binding on the other party, except as may be expressly authorized in writing.

     9.   TERM AND TERMINATION
          --------------------

     9.1  This Agreement may be terminated as provided below:

          (a) by the agreement of both parties;

                                      4.

          (b) at the election of the non-defaulting party, upon the expiration of any applicable cure period, in the event that either party shall be in breach of its material obligations under this Agreement and shall fail to remedy such breach within ninety (90) days after receipt of written notice specifying such breach; unless such Default occurs by reason of failure to make any payment required hereunder, and in that event, where the breach is not remedied within sixty (60) days after receipt of notice specifying the amount due;

          (c) at the option of the Sponsor, in the event the Principal Investigator should terminate his employment with the University; or

          (d) upon the termination of the License Agreement in accordance with its terms.

     9.2 Termination of this Agreement shall not affect the rights and obligations of the parties that have accrued and vested prior to termination, all of which shall survive. In addition, the obligations of the parties under Articles 5 and 11 shall survive termination of this Agreement. Except as otherwise required pursuant to this Section 9.2, Sponsor's sole liability to University under this Agreement upon its termination shall be the obligation to make payments for which Sponsor is liable up to the date of termination; and, where termination results from University's Default, Sponsor may deduct from such payment any and all charges required to be expended by Sponsor to correct or complete the work of the Research Program, including any damages or expenses attributable to defective work.

     9.3 Upon termination of this Agreement, University shall deliver to Sponsor any materials and documents then required to be delivered pursuant to the License Agreement, and hereby grants to Sponsor the right of first refusal to purchase at depreciated cost any machinery or equipment that University has custom built in performance of the Research Program, unless such equipment was developed or acquired with funding expressly provided by Sponsor in addition to the annual budget, in which event Sponsor shall have the option to acquire such equipment without further charge.

     10.  SCHEDULES
          ---------
     Schedules A and B are incorporated herein and made a part hereof for all purposes.

     11.  GENERAL PROVISIONS
          ------------------

     11.1 Assignment.  This Agreement shall not be assignable by any party
          ----------
without the prior written consent of the other, except that Sponsor may assign this Agreement, in whole or in part, to any of its Affiliates (as that term is defined in the License Agreement), or to its successor in interest by merger, consolidation or other acquisition (including the assignee of all or substantially all of its assets). In the event of such assignment, this Agreement shall, to the extent of the interest transferred, automatically be binding upon and inure to the benefit of such assignees and successors in interest, and they shall be required to undertake in writing to perform in accordance with their applicable responsibilities hereunder. In the event of any assignment by Sponsor

                                      5.

to one of its Affiliates, Sponsor shall remain jointly and severally liable with such Affiliate for the full and timely performance by the Affiliate of such party's assigned obligations.

     11.2 Integrated Agreement.  This Agreement, together with the License
          --------------------
Agreement and the Option Agreement (collectively, the "Agreements"), constitute the complete understanding and agreement of the parties with respect to the subject matter hereof, and together supersede all prior or contemporaneous written and oral agreements, representations and understandings between the parties with respect to the subject matter hereof. The parties acknowledge that no representations have been made to induce execution of this Agreement except as set forth in the Agreements. This Agreement can only be amended or supplemented by a written instrument, duly executed on behalf of the respective parties.

     11.3 Notices.  It is contemplated that the parties will frequently conduct
          -------
informal communications relating to the subject of this Agreement. However, all notices and other communications between the parties with respect to specific rights and obligations of the parties under the provisions of this Agreement shall be in writing and shall be deemed given if delivered personally, by courier or by facsimile transmission, telefaxed or mailed by registered or certified mail (return receipt requested), with all facsimile, telex or postage fees paid by the sender, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, however, that notices of a change of address or telex or facsimile number shall be effective only upon receipt thereof):

     If to Licensor:

          Director
          Edison Animal Biotechnology Center
          Ohio University Innovation Center
          Athens, Ohio 45701
          Attn: David Allen, Ph.D.

          Facsimile:  (614) 593-0186

     With Copy to:

          Assistant Vice President for Research
          Ohio University Research and Technology Center
          Athens, Ohio 45701
          Attn: Carol J. Blum, Ph.D.

          Facsimile:  (614) 503-0379

     If to Licensee:

          Drug Development Investment Corp.
          570 Penllyn Pike
          Blue Bell, Pennsylvania 19422
          Attn: John A. Scarlett, M.D.

          Facsimile: (215) 643-6616

                                      6.

     With Copy to:

          Mr. Steven A. Fleckman
          Fleckman Johnson & Passman
          1800 NationsBank Tower
          515 Congress Avenue
          Austin, Texas 78701

          Facsimile: (512) 476-7644

Notices which are mailed shall be deemed to have been delivered on the third day after deposit in a postal depository. Records of the sender generated by the sender's telecopier and ancillary equipment and/or maintained in the ordinary course of sender's business showing the recipient's telecopier number and the date and time of transmission and number of pages transmitted shall constitute presumptive evidence of the receipt of a telecopy for purposes of this Section.

     11.4 Governing Law.  The enforcement and construction of this Agreement
          -------------
shall be governed by Ohio law.

     11.5 Severability and Reformation.  If any provision of this Agreement is
          ----------------------------
held invalid or unenforceable by a tribunal of competent jurisdiction, such provision shall be reformed to the minimal extent necessary to render such provision valid and enforceable. If such reformation cannot be granted, then the invalid provision shall be deemed severable and all other provisions shall remain in full force and effect. Notwithstanding the foregoing, if the granting of reformation or the severance of any provision would materially destroy or diminish the objectives of the parties or the benefits to be derived by either party under the Agreement, then the determination that a particular provision is invalid or unenforceable shall apply to the Agreement in its entirety.

     11.6 Waiver.  No waiver of any provision of this Agreement shall be deemed
          ------
effective unless expressly set forth in a written instrument signed by the party against whom such waiver is to be enforced, and no failure to insist upon strict performance of any particular provision shall preclude either party from thereafter insisting upon strict compliance in the future with such provision or any other provision in this Agreement.

     11.7 Attorney's Fees.  The prevailing party in any proceeding involving a
          ---------------
dispute relating to this Agreement shall be entitled to recover its reasonable attorney's fees and all reasonable costs incurred in connection with the proceeding.

     11.8 Arbitration.  In the event of a dispute relating to this Agreement,
          -----------
the parties shall endeavor to settle such dispute amicably. Failing amicable resolution, the parties shall promptly submit such dispute to arbitration pursuant to the rules of the American Arbitration Association ("AAA") in Cleveland, Ohio, or in an available venue closest thereto. The decision rendered by the arbitrators shall be final and binding, and enforceable by any court of competent jurisdiction. The prevailing party shall be entitled to recover costs and attorney's fees incurred in connection with the arbitration proceeding. At their election the parties may jointly apply to the District Court in Cuyahoga County, Ohio for the appointment of an arbitrator to hear and resolve the dispute, in which event such arbitrator shall be guided by the

                                      7.

Commercial Arbitration Rules of the AAA. In such event, the costs associated with the application to such Court shall be shared equally by the parties, but the fees of the arbitrator and the arbitration costs shall be paid by the party against whom the award is rendered. The arbitrators shall have the power to grant relief in equity as well as at law. Notwithstanding the foregoing, this provision shall not preclude (a) any party from seeking temporary injunctive relief from a court pending arbitration, or (b) the parties from seeking to mediate any dispute hereunder as a more expeditious and less expensive alternative to arbitration.

     11.9   Force Majeure.  Performance of this Agreement is subject to
            -------------
unavoidable delays to the extent caused by force majeure, in the nature of war, civil unrest, labor dispute, epidemic, natural disaster, or because of any governmental law or order effectively suspending performance, or any other cause beyond the reasonable control of the party affected and occurring without its fault; provided that notice of such force majeure shall be given by the affected party to the other party with reasonable promptness, specifying the cause of the delay, and the affected party shall use reasonable efforts to resume performance of its obligations. The time for performance shall be extended by an amount of time equal to the period during which the effects of force majeure have prevented performance.

     11.10  Further Assurances.  The parties hereto agree to execute any and all
            ------------------
such further documents and to take any and all such further action as may be necessary or appropriate to effectuate the purposes of this Agreement.

     11.11  Conflicts in Agreements.  In the event of any inconsistency between
            -----------------------
this Agreement and the License Agreement, the terms of the License Agreement shall control.

     11.12  Construction.  References to one gender shall include all other
            ------------
genders; the use of singular nouns shall imply the plural and vice versa; and words denoting persons will include corporations and vice versa where appropriate to the context.

     11.13  Confidentiality Pending Effectiveness of Agreement.  Section 5.3 of
            --------------------------------------------------
this Agreement shall be effective upon signing by the parties, even pending the acquisition of any required formal approval of the License Agreement by any party's governing body or any Regulatory Authority.

     11.14  Signatory Authority.  Each signatory below represents to the other
            -------------------
party that he/she has authority to sign for and bind the principal on whose behalf he/she has purported to execute this Agreement.

     11.15  Multiple Counterparts.  This agreement may be executed in multiple
            ---------------------
counterparts, all of which collectively, and each of which shall constitute one and the same instrument.

                                      8.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in multiple counterparts by their duly authorized representatives.

                              DRUG DEVELOPMENT INVESTMENT CORP.

                              By: /s/ John A. Scarlett, M.D.
                                 __________________________________
                                 John A. Scarlett, M.D., President

                              OHIO UNIVERSITY

                              By: /s/ T. Lloyd Chesnut, Ph.D.
                                 ________________________________________
                                 T. Lloyd Chesnut, Ph.D., Vice President,
                                 Research and Graduate Studies

Principal Investigator indicates that by his signature he has read, fully understand, and agrees to the terms of this Agreement.

                              By: /s/ John Kopchick, Ph.D.
                                 __________________________________
                                 John Kopchick, Ph.D.

                              Date: 1-15-93
                                   ________________________________

                                      9.

                          SCHEDULE A - SCOPE OF WORK
                                       -------------

     During the term of this Agreement and in performance thereof, the University will pursue a broad research agenda that consists of five major programs described as follows:

1.   [ * ]

2.   [ * ]

3.   [ * ]

4.   [ * ]

5.   [ * ]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      10.

     [ * ]

[ * ]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      11.

            SCHEDULE B - COMPENSATION AND SCHEDULE FOR COMPENSATION
                         ------------------------------------------

     Compensation under this Agreement shall be made by Sponsor in the following payments:

     a.   [ * ]

     b.   [ * ]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      12.

                FIRST AMENDMENT TO SPONSORED RESEARCH AGREEMENT

          BETWEEN OHIO UNIVERSITY EDISON BIOTECHNOLOGY INSTITUTE AND

                     INNOVATIONS IN DRUG DEVELOPMENT, INC.

     THIS FIRST AMENDMENT (the "First Amendment") to Sponsored Research Agreement (the "Agreement") is made and entered into date on the 14th day of September, 1993 by and between the INNOVATIONS IN DRUG DEVELOPMENT (the "Sponsor"), and the OHIO UNIVERSITY EDISON BIOTECHNOLOGY INSTITUTE (the "University") .

     WHEREAS, the University and Sponsor entered into a Sponsored Research Agreement effective January 18, 1993; and the University and Sponsor desire to modify certain provisions of the Agreement as provided herein.

     NOW, THEREFORE, the University and Sponsor agree to the following:

     The Sponsor will grant funds to the University in the amount of [*] dollars($[*]) to conduct work with the intention of producing [ * ]. The University does not represent and warrant that the University can perform this work to the quantity and quality specifications needed by Sponsor for Sponsor's purposes. Work supported by this First Amendment will be conducted in the College of Engineering, Biomolecular Engineering Group. The budget is attached as Exhibit 1. Payment will be made upon execution of this Agreement.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the date written above.


OHIO UNIVERSITY                           INNOVATIONS IN DRUG DEVELOPMENT


   /S/ DAVID ALLEN, PH.D.,                   /S/ JOHN SCARLETT, M.D.,
By:__________________________________     By:__________________________________
   DAVID ALLEN, PH.D.,                       JOHN SCARLETT, M.D.,
   DIRECTOR, OUEBI                           CHIEF EXECUTIVE OFFICER


   /S/ CAROL J. BLUM
By:__________________________________
   CAROL J. BLUM, PH.D.,
   ASSOCIATE VICE PRESIDENT,
   RESEARCH AND GRADUATE STUDIES


   /S/ JOSEPH E. ESSMAN
By:__________________________________
   JOSEPH E. ESSMAN, PH.D.,
   ASSOCIATE DEAN, COLLEGE OF
   ENGINEERING AND TECHNOLOGY

                                   EXHIBIT 1

     The following budget is for the production of [ * ]. It is based on an estimated yield of [ * ]. The project is planned for the period September 1, through November 30, 1993. A total budget cost of $[ * ] is requested and is itemized below. The project budget does not include costs for a lyophilizer or evaporator which are being purchased as part of the Ohio Biotech Consortium.

     Production will be performed in [ * ]. It is estimated that a total of [ * ] will be required. This includes a startup period for [ * ].

     Purification will be performed in [ * ]. Lots will be analyzed for adequate concentration before processing.

     [ * ]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          [ * ]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               SECOND AMENDMENT TO SPONSORED RESEARCH AGREEMENT

          BETWEEN OHIO UNIVERSITY EDISON BIOTECHNOLOGY INSTITUTE AND

                     INNOVATIONS IN DRUG DEVELOPMENT, INC.

                                   FOR [ * ]


                   PREPARED BY OHIO UNIVERSITY MAY 11, 1995

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      1.

   This Second Amendment (the "Second Amendment") to Sponsored Research Agreement (the "Agreement") is made and entered into date on the 12th day of May, 1995 by and between Innovations in Drug Development ("the Parent Company") and its subsidiary, Sensus Corporation (together with the Parent Company referred to as the "Sponsor"), and the Ohio University Edison Biotechnology Institute (the "University").

   Whereas, the University and Sponsor via the Parent Company entered into a Sponsored Research Agreement effective January 18, 1993; and the University and Sponsor desire to modify certain provisions of the Agreement as provided herein.

   Now, therefore, the University and Sponsor agree to the following:

   The Sponsor will grant funds to the University in the amount of $[ * ]
([ * ]) to conduct fixed fee work with the intention of studying the [ * ] (see
Exhibit 1, Proposal). The University makes no representations and extends no warranties of any kind, either expressed or implied, concerning this work, including, but not limited to, warranties of merchantability and fitness for a particular purpose.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      2.

   Work supported by this Second Amendment will be conducted in the laboratories of the Ohio University Edison Biotechnology Institute. A 1-year fixed fee budget for the period May 1, 1995 to April 30, 1996 is attached as Exhibit 2. Payment will be made in three (3) installments: the first for $[ * ] ([ * ] dollars) upon execution of this Agreement; the second for $[ * ] ([ * ] dollars) on or before November 1, 1995; and the third for $[ * ] ([ * ] dollars) on or about April 30, 1996.

   In witness whereof, the parties have duly executed this Second Amendment as of the date written above.

OHIO UNIVERSITY                          INNOVATIONS IN DRUG DEVELOPMENT


     /S/ DAVID ALLEN                          /S/ JOHN SCARLETT
By:  _________________________           By:  __________________________
     DAVID ALLEN, PH.D.,                      JOHN SCARLETT, M.D.,
     DIRECTOR, OUEBI                          CHIEF EXECUTIVE OFFICER

                                         SENSUS CORPORATION

     /S/ LLOYD CHESTNUT                       /s/ ROBERT F. BUTZ
By:  _________________________           By:  __________________________
     LLOYD CHESTNUT, PH.D.,                   ROBERT F. BUTZ, PH.D.,
     VICE PRESIDENT, RESEARCH                 PRESIDENT/CHIEF OPERATING
     AND GRADUATE STUDIES                     OFFICER, SENSUS CORPORATION

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                                      3.
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                                   EXHIBIT 1



                                     [ * ]

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[ * ]

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                                      2.
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[ * ]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                      3.
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PROTOCOLS

PHASE ONE

[ * ]

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                                      4.
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[ * ]

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                                      5.
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[ * ]

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                                      6.
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[ * ]

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                                      9.
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PHASE TWO

[ * ]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                      10.
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[ * ]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                      11.
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PHASE THREE

[ * ]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                      8.
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[ * ]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
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                                      9.
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[ * ]

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

REFERENCES

[ * ]

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                                      10.
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[ * ]

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                                      11.
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                                   EXHIBIT 2

[ * ]


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